UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2020

CIM Income NAV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55187	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01    Entry into a Material Definitive Agreement.
On February 28, 2020 (the “Effectiveness Date”), CIM Income NAV, Inc. (the “Company”) adopted the Second Amended and Restated Multiple Class Plan to reflect the elimination of upfront selling commissions for sales of Class D shares of the Company’s common stock (“Class D Shares”). The foregoing summary of the amendments to the multiple class plan is qualified in its entirety by reference to the Second Amended and Restated Multiple Class Plan, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein. Except as set forth above, the Second Amended and Restated Multiple Class Plan did not materially amend the prior Amended and Restated Multiple Class Plan effective November 27, 2018.
On the Effectiveness Date, the Company entered into a Fourth Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”) by and between the Company and CCO Capital, LLC, the Company’s affiliated dealer manager (the “Dealer Manager”). The Amended Dealer Manager Agreement amends and restates the Third Amended and Restated Dealer Manager Agreement, dated as of November 27, 2018 (the “Prior Dealer Manager Agreement”). The Amended Dealer Manager Agreement provides for the elimination of upfront selling commissions for sales of Class D Shares. In connection with entering into the Amended Dealer Manager Agreement, the Form of Selected Dealer Agreement, into which the Dealer Manager enters with each of the dealers who will offer shares of the Company’s common stock, was also amended accordingly to reflect the foregoing changes. The foregoing summary of the amendments in the Amended Dealer Manager Agreement and Form of Selected Dealer Agreement is qualified in its entirety by reference to the Amended Dealer Manager Agreement and Form of Selected Dealer Agreement, which are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. Except as set forth above, the Amended Dealer Manager Agreement and Form of Selected Dealer Agreement did not materially amend the Prior Dealer Manager Agreement or the prior form of selected dealer agreement.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Fourth Amended and Restated Dealer Manager Agreement by and between CIM Income NAV, Inc. and CCO Capital, LLC, dated February 28, 2020

1.2	Form of Selected Dealer Agreement

4.1	Second Amended and Restated Multiple Class Plan of CIM Income NAV, Inc., effective February 28, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2020	CIM INCOME NAV, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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